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                                                                   Exhibit 10.34

                               PLEDGE AGREEMENT
                               ----------------


     THIS PLEDGE AGREEMENT ("Agreement") is made effective as of the 29th day of
                             ---------
February, 2000, by RF MONOLITHICS, INC. (hereinafter called "Pledgor"), in favor
                                                             -------
of BANK ONE, TEXAS, NATIONAL ASSOCIATION, acting in its capacity as agent for itself and Banc One Leasing Corporation ("Secured Party"). Pledgor hereby agrees
                                          -------------
with Secured Party as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings indicated below:

          (a)  The term "Additional Property" shall mean as specified in
                         -------------------
     paragraph 3 of this Agreement.

          (a)  The term "Bank" shall mean Bank One, Texas, National Association,
                         ----
     acting in its individual capacity, its successors and assigns, including, without limitation, any party to whom Bank, or its successors and assigns may assign its rights and interests under this Agreement or the Loan Documents.

          (b)  The term "BOLC" shall mean Banc One Leasing Corporation and its
                         ----
     successors and assigns.

          (c)  The term "Code" shall mean the Uniform Commercial Code as in
                         ----
     effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (d)  The term "Collateral" shall mean all property specifically
                         ----------
     described on Schedule A attached hereto and made a part hereof. The term
                  ----------
     Collateral, as used herein, shall also include (i) all certificates, instruments, and/or other documents evidencing the foregoing, (ii) all renewals, replacements, and substitutions of all of the foregoing, (iii) all Additional Property, and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer, or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (e)  The term "Creditor" shall mean each of Bank and BOLC, and their
                         --------
     respective successors and assigns, and "Creditors" means all of such
                                             ---------
     entities, collectively.

          (f)  The term "Event of Default" shall mean as specified in paragraph
                         ----------------                             ---------
     10 of this Agreement.
     --
          (f)  The term "Indebtedness" shall mean (i) all indebtedness,
                         ------------
     obligations, and liabilities of Pledgor to the Creditors (including, without limitation, all indebtedness, liabilities, and obligations of Pledgor to Bank pursuant to the Loan Documents and of

PLEDGE AGREEMENT - Page 1
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     Pledgor to BOLC pursuant to the Master Lease) of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and regardless of whether such indebtedness, liabilities, and obligations may, prior to their acquisition by the Creditors, be or have been payable to or in favor of a third party and subsequently acquired by the Creditors (it being contemplated that the Creditors may make such acquisitions from third parties), including, without limitation, all indebtedness, liabilities, and obligations of Pledgor to any Creditor now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness, liabilities, and obligations described in clause (i) preceding, (iii) all indebtedness, liabilities, and
                  ----------
     obligations described in clauses (i) and (ii) preceding, (iv) all costs and
                              -----------     ----
     expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness, liabilities, and obligations described in clauses (i), (ii), and (iii) preceding or the
                              -----------  ----      -----
     protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, liabilities, and obligations, including, without limitation, all reasonable attorneys' fees, and (v) all renewals, extensions, modifications, and rearrangements of the indebtedness, liabilities, and obligations described in clauses (i), (ii),
                                                             -----------  ----
     (iii), and (iv) preceding.
     -----      ----

          (g)  The term "Loan Documents" shall mean the certain Letter Loan
                         --------------
     Agreement dated as of March 8, 1996, as such agreement may be amended, restated, or otherwise modified, between Pledgor and Bank (the "Loan
                                                                     ----
     Agreement") and all instruments and documents evidencing, securing,
     ---------
     governing, guaranteeing and/or pertaining to the Indebtedness.

          (h)  The Term "Master Lease" shall mean that certain Master Lease
                         ------------
     Agreement, dated as of November 3, 1995, between Pledgor, as "Lessee," and BOLC, as "Lessor," including, without limitation, all "Schedules" (as defined therein) and amendments thereto, as such agreement may be amended, restated, or otherwise modified from time to time.

          (i)  The term "Obligated Party" shall mean any party other than
                         ---------------
     Pledgor who secures, guarantees, and/or is otherwise obligated to pay all or any portion of the Indebtedness.

All words and phrases used herein which are expressly defined in Section 1.201 or in Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or in Chapter 8 or Chapter 9 of the Code.

     2.   Security Interest. As security for the Indebtedness, Pledgor, for
          -----------------
value received, hereby grants to Secured Party, for the benefit of the Creditors, a continuing security interest in the Collateral.

     3.   Additional Property.  Collateral shall also include the following
          -------------------
property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection

PLEDGE AGREEMENT - Page 2
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with any other Collateral: (a) any stock certificate, including, without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, or spin-off; (b) any option, warrant, subscription, or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock, or other property; (d) any interest, premium, or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default, Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4.   Voting Rights. As long as no Event of Default shall have occurred
          -------------
hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5.   Maintenance of Collateral. Other than the exercise of reasonable care
          -------------------------
to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty, or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve, or exercise any right, privilege, or option (whether conversion, redemption, or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

PLEDGE AGREEMENT - Page 3
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     6.   Representations and Warranties. Pledgor hereby represents and warrants
          ------------------------------
the following to Secured Party:

          (a)  Due Authorization. The execution, delivery, and performance of
               -----------------
     this Agreement and all of the other Loan Documents and the Master Lease by Pledgor have been duly authorized by all necessary corporate action of Pledgor.

          (b)  Enforceability. This Agreement and the other Loan Documents
               --------------
     constitute legal, valid, and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c)  Ownership and Liens. Pledgor has good and marketable title to the
               -------------------
     Collateral free and clear of all liens, security interests, encumbrances, or adverse claims, except for the security interest created by this Agreement. No dispute, right of set-off, counterclaim, or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d)  No Conflicts or Consents. Neither the ownership, the intended use
               ------------------------
     of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule, or regulation, (B) the articles of incorporation or bylaws of Pledgor, or (C) any agreement, judgment, license, order, or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge, or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents and the Master Lease. Except as expressly contemplated in the Loan Documents and the Master Lease, no consent, approval, authorization, or order of, and no notice to or filing with, any court, governmental authority, or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e)  Security Interest. Pledgor has and will have at all times full
               -----------------
     right, power, and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest, or other charge or encumbrance. This Agreement creates a legal, valid, and binding security interest in favor of Secured Party in the Collateral.

          (f)  Location. Pledgor's chief executive office and the office where
               --------
     the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.


PLEDGE AGREEMENT - Page 4
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          (g)  Solvency of Pledgor. As of the date hereof, and after giving
               -------------------
     effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h)  Securities. Any certificates evidencing securities pledged as
               ----------
     Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants, or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

     7.   Affirmative Covenants. Pledgor will comply with the covenants
          ---------------------
contained in this paragraph 7 at all times during the period of time this
                  -----------
Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a)  Ownership and Liens. Pledgor will maintain good and marketable
               -------------------
     title to all Collateral free and clear of all liens, security interests, encumbrances, or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents and the Master Lease. Pledgor will not permit any dispute, right of set-off, counterclaim, or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title, and security interest in and to the Collateral against the claims of any third party.

          (b)  Inspection of Books and Records. Pledgor will keep adequate
               -------------------------------
     records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c)  Adverse Claim. Pledgor covenants and agrees to promptly notify
               -------------
     Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also


PLEDGE AGREEMENT - Page 5
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     covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including, without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d)  Delivery of Instruments and/or Certificates. Contemporaneously
               -------------------------------------------
     herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

          (e)  Further Assurances. Pledgor will contemporaneously with the
               ------------------
     execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation, or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation, or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

     8.   Negative Covenants. Pledgor will comply with the covenants contained
          ------------------
in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a)  Transfer or Encumbrance. Pledgor will not (i) sell, assign (by
               -----------------------
     operation of law or otherwise), or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file, or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver


PLEDGE AGREEMENT - Page 6
     actual or constructive possession of any certificate, instrument, or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b)  Impairment of Security Interest. Pledgor will not take or fail to
               -------------------------------
     take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c)  Dilution of Ownership. As to any securities pledged as Collateral
               ---------------------
     (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts, or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d)  Restrictions on Securities. Pledgor will not enter into any
               --------------------------
     agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting, or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     9.   Rights of Secured Party. Secured Party shall have the rights contained
          -----------------------
in this paragraph 9 at all times during the period of time this Agreement is
        -----------
effective.

          (a)  Power of Attorney. Pledgor hereby irrevocably appoints Secured
               -----------------
     Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including, without limitation, the following action: (i) transfer any securities, instruments, documents, or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium, or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar, or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription, or any other right, privilege, or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party
                 --------  -------
     shall not have a duty to exercise or comply with any such right, privilege, or option (whether conversion, redemption, or otherwise) and shall not be responsible for any delay or failure to do so; and


PLEDGE AGREEMENT - Page 7

     (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (b)  Performance by Secured Party. If Pledgor fails to perform any
               ----------------------------
     agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10.  Events of Default. Each of the following constitutes an "Event of
          -----------------
Default" under this Agreement:

          (a)  Failure to Pay Indebtedness. The failure of Pledgor to make any
               ---------------------------
     payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and the continuation of such failure for a period of five (5) days;

          (b)  Non-Performance of Covenants. The failure of Pledgor or any
               ----------------------------
     Obligated Party to timely and properly observe, keep, or perform any covenant, agreement, warranty, or condition required herein, in any of the other Loan Documents, or in the Master Lease;

          (c)  Default Under Loan Documents and Master Lease. The occurrence of
               ---------------------------------------------
     an event of default under any of the other Loan Documents or the Master Lease;

          (d)  False Representation. Any representation contained herein, in any
               --------------------
     of the other Loan Documents, or in the Master Lease made by Pledgor or any Obligated Party is false or misleading in any material respect;

          (e)  Default to Third Party. The occurrence of any event which permits
               ----------------------
     the acceleration of the maturity of any indebtedness owing by Pledgor or any Obligated Party to any third party under any agreement or undertaking;

          (f)  Bankruptcy or Insolvency. If Pledgor or any Obligated Party: (i)
               ------------------------
     becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee, or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United


PLEDGE AGREEMENT - Page 8

     States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy, or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition
                          -------------------------
     for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization, or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration, or similar writ levied upon any property of such party; or
     (vi) fails to pay within thirty (30) days any final money judgment against such party;

          (g)  Execution on Collateral. The Collateral or any portion thereof is
               -----------------------
     taken on execution or other process of law in any action against Pledgor;

          (h)  Abandonment. Pledgor abandons the Collateral or any portion
               -----------
     thereof;

          (i)  Action by Other Lienholder. The holder of any lien or security
               --------------------------
     interest on any of the assets of Pledgor, including, without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder;

          (j)  Liquidation, Death and Related Events. The liquidation,
               -------------------------------------
     dissolution, merger, or consolidation of Pledgor or any Obligated Party (if an entity) or the death or legal incapacity of any individual (if any Obligated Party is an individual);

          (k)  Bankruptcy of Issuer. (i) The issuer of any securities
               --------------------
     constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     11.  Remedies and Related Rights. If an Event of Default shall have
          ---------------------------
occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this paragraph 11.

          (a)  Remedies. Secured Party may from time to time at its discretion,
               --------
     without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);


PLEDGE AGREEMENT - Page 9

               (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

               (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) Private Sale of Securities. Pledgor recognizes that Secured Party
              --------------------------
     may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such

PLEDGE AGREEMENT - Page 10
     securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c)  Application of Proceeds. If any Event of Default shall have
               -----------------------
     occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents and the Master Lease, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)   to the satisfaction of the Indebtedness;

               (iv)    by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including, without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

     Notwithstanding any other provision of this Agreement, unless Bank consents otherwise, in the event Secured Party applies the proceeds of any Collateral to payment of the

PLEDGE AGREEMENT - Page 11

     Indebtedness, all of the Indebtedness owing to Bank shall be paid in full before any of such proceeds may be applied to any of the Indebtedness owing to BOLC.

          (d)  Deficiency. In the event that the proceeds of any sale of,
               ----------
     collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Bank, BOLC, or Secured Party are legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e)  Non-Judicial Remedies. In granting to Secured Party the power to
               ---------------------
     enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces, and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f)  Other Recourse. Pledgor waives any right to require Secured Party
               --------------
     to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness, any of the Loan Documents or the Master Lease, or pursue any other remedy available to Bank, BOLC, or Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal, or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive, and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine,
     (iii) renew, extend, accelerate, modify, compromise, settle, or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce, or modify any of the provisions of any of the Loan Documents or the Master Lease executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

PLEDGE AGREEMENT - Page 12

          (h)  Dividend Rights and Interest Payments. Upon the occurrence of an
               -------------------------------------
     Event of Default:

               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph 3 shall automatically cease, and all
                                 -----------
          such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold, and apply as Collateral such dividends and interest payments; and

               (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this paragraph
                                                ----------         ---------
          11(h) shall be received in trust for the benefit of Secured Party,
          -----
          shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     12.  Indemnity. Pledgor hereby indemnifies and agrees to hold harmless
          ---------
Secured Party, and its officers, directors, employees, agents, and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Master Lease, the Indebtedness, or the Collateral (including, without limitation, the enforcement of the Loan Documents and the Master Lease and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents and the Master Lease). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, EXCEPT TO THE LIMITED EXTENT THE CLAIMS AGAINST AN INDEMNIFIED PERSON ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this paragraph 12 shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this paragraph 12 shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13.  Miscellaneous.
          -------------

          (a)  Entire Agreement. This Agreement contains the entire agreement of
               ----------------
     Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements,

PLEDGE AGREEMENT - Page 13
     guaranties, other contracts, and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b)  Amendment. No modification, consent, or amendment of any
               ---------
     provision of this Agreement or any of the other Loan Documents or the Master Lease shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c)  Actions by Secured Party. The lien, security interest, and other
               ------------------------
     security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase, or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange, or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor, or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest, or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d)  Waiver by Secured Party. Secured Party may waive any Event of
               -----------------------
     Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e)  Costs and Expenses. Pledgor will upon demand pay to Bank, BOLC,
               ------------------
     and Secured Party, as applicable, the amount of any and all costs and expenses (including, without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents and the Master Lease, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents and the Master Lease, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Bank, BOLC, or Secured Party under the Loan Documents or the Master Lease, as applicable, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

PLEDGE AGREEMENT - Page 14

          (f)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g)  Venue. This Agreement has been entered into in the county in
               -----
     Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h)  Severability. If any provision of this Agreement is held by a
               ------------
     court of competent jurisdiction to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement, and the effect thereof shall be confined to the provision held to be illegal, invalid, or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Bank, BOLC, or Secured Party to extend or continue to extend credit to Pledgor.

          (j) Notices. All notices, requests, demands, or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k)  Binding Effect and Assignment. This Agreement (i) creates a
               -----------------------------
     continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the administrators, personal representatives, successors, and assigns of Pledgor, and (iii) shall inure to the benefit of Bank, BOLC, and Secured Party and their respective successors and assigns. Without limiting the generality of the foregoing, each of Bank and BOLC may pledge, assign, or otherwise transfer the Indebtedness and their respective rights under this Agreement and any of the other Loan Documents or the Master Lease to any other party.

PLEDGE AGREEMENT - Page 15

     Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l)  Termination. It is contemplated by the parties hereto that from
               -----------
     time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Bank or BOLC to extend credit to Pledgor,
     (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination .

          (m)  Cumulative Rights. All rights and remedies of Bank, BOLC, and
               -----------------
     Secured Party hereunder are cumulative of each other and of every other right or remedy which Bank, BOLC, and Secured Party may otherwise have at law or in equity or under any of the other Loan Documents and the Master Lease, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n)  Gender and Number. Within this Agreement, words of any gender
               -----------------
     shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive  Headings. The headings in this Agreement are for
               ---------------------
     convenience only and shall in no way enlarge, limit, or define the scope or meaning of the various and several provisions hereof.

                 [Remainder of page intentionally left blank]

PLEDGE AGREEMENT - Page 16

          EXECUTED as of the date first written above.

                                      PLEDGOR:
                                      -------

                                      RF MONOLITHICS, INC.


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Pledgor's Address:

                                      4441 Sigma Road Dallas,
                                      Texas 75244


Secured Party's Address:

Bank One, Texas, National Association
1717 Main Street, 3rd Floor
Dallas, Texas 75201
Attention: Julie Smith

PLEDGE AGREEMENT - Page 17

                                  SCHEDULE A
                                      TO
                  PLEDGE AGREEMENT DATED FEBRUARY 29, 2000 BY
                                  AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                             RF MONOLITHICS, INC.



The following property is a part of the Collateral as defined in paragraph 1(d):


        Account No. 60Y519683 in the name of "Bank One Texas Collateral Loan Account FBO RF Monolithics, Inc." and maintained with Banc One Securities Corporation, and all securities, cash, and all other property contained from time to time in such Account.